Statements of Net Assets Available for Benefits - EBP 004 - USD ($)	Jan. 31, 2026	Jan. 31, 2025
Assets
Investments, at fair value	$ 211,353,868	$ 171,519,699
Receivables
Notes receivable from participants	10,645,049	8,672,608
Accrued investment income	7,730	5,024
Total assets	222,006,647	180,197,331
Net assets available for benefits	$ 222,006,647	$ 180,197,331